UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 24, 2004
                                                          ---------------

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

           Wisconsin                    0-18599                39-1659424
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(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

          400 Broad Street, Beloit, WI                        53511
          ----------------------------                        -----
          (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b), (c). Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

     (b), (c) Blackhawk Bancorp, Inc. announced that the position of Vice President and Controller is being eliminated as of August 31, 2004. On that day, Thomas Lepinski, who is the current Vice President and Controller and acts in that capacity as principal accounting officer, will be departing the company. Todd James, Executive Vice President and Chief Financial Officer, will assume the responsibilities of principal accounting officer formerly performed by Mr. Lepinski.

Insert A
Mr. James, age 40, has been an executive officer of Blackhawk Bancorp since 2002. He was previously Senior Vice President of Amcore Investment Group, N.A. The additional designation of Mr. James as principal accounting officer is not expected to change his existing compensatory arrangements.

                           *     *     *     *     *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 24, 2004                  BLACKHAWK BANCORP, INC.

                                        /s/ Todd J. James
                                        --------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)